Exhibit 10.1.2

AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of May 13, 2008, made among PAETEC Holding Corp., a Delaware corporation (the “Company”), and each stockholder of the Company listed on the signature pages hereof under the heading “Stockholders” (the “Stockholders”).

WITNESSETH:

WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of September 17, 2007, as amended (the “Merger Agreement”), among the Company, McLeodUSA Incorporated, a Delaware corporation, and PS Acquisition Corp., a Delaware corporation, the Stockholders received shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”);

WHEREAS, pursuant to the Merger Agreement, the Company entered into a Registration Rights Agreement, dated as of February 8, 2008, among the Company and the Stockholders (the “Agreement”), pursuant to which the Stockholders are entitled to certain shelf, demand and piggyback registration rights with respect to the Common Stock as specified therein; and

WHEREAS, the parties to this Amendment wish to amend the Agreement as hereinafter set forth:

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Effectiveness. This Amendment shall be effective as of the date set forth in the preamble of this Amendment.

2. Amendment to Section 3 Agreement. The first sentence of Section 3(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Within 30 days after the Company receives written notice from the Fidelity Stockholder or the Wayzata Stockholder requesting the Company to file with the SEC a Shelf Registration relating to the offer and sale, by the Stockholders from time to time, of the Registrable Common Shares or, if the Company is not then eligible to use SEC Form S-3 to register under the Securities Act the offer and sale by the Stockholders of all Registrable Common Shares, as soon as reasonably practicable after the Company becomes so eligible, the Company shall file the Shelf Registration Statement with the SEC and shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable after filing. No written notice referred to in the first sentence of this Section 3(a) shall be delivered to the Company prior to May 15, 2008.”

3. Miscellaneous. This Amendment shall not constitute an amendment or modification of any provision of the Agreement not expressly referred to in Section 2 of this amendment. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the preamble hereof.

COMPANY: PAETEC HOLDING CORP.

By:	/s/ Arunas A. Chesonis
Name:	Arunas A. Chesonis
Title:	Chairman, President and Chief Executive Officer

STOCKHOLDERS:

Fidelity Stockholder:

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND

By:	/s/ Peter L. Lydecker
Name: Title:	Peter L. Lydecker Assistant Treasurer

COMMONWEALTH OF MASSACHUSETTS PENSION RESERVES INVESTMENT MANAGEMENT BOARD

By:	Pyramis Global Advisors Trust Company, as Investment Manager, under Power of Attorney

By:	/s/ Geoffrey W. Johnson
Name: Title:	Geoffrey W. Johnson Vice President

PENSION INVESTMENT COMMITTEE OF GENERAL MOTORS FOR GENERAL MOTORS EMPLOYEES DOMESTIC GROUP PENSION TRUST

By:	Pyramis Global Advisors Trust Company, as Investment Manager, under Power of Attorney

By:	/s/ Geoffrey W. Johnson
Name: Title:	Geoffrey W. Johnson Vice President

FIDELITY SECURITIES FUND: FIDELITY LEVERAGED COMPANY STOCK FUND

By:	/s/ Peter L. Lydecker
Name: Title:	Peter L. Lydecker Assistant Treasurer

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND

By:	/s/ Peter L. Lydecker
Name: Title:	Peter L. Lydecker Assistant Treasurer

Wayzata Stockholder:

WAYLAND DISTRESSED OPPORTUNITIES FUND I-B, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name: Title:	John D. McEvoy Authorized Signatory

WAYLAND DISTRESSED OPPORTUNITIES FUND I-C, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name: Title:	John D. McEvoy Authorized Signatory

WAYZATA OPPORTUNITIES FUND, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name: Title:	John D. McEvoy Authorized Signatory

WAYZATA OPPORTUNITIES FUND OFFSHORE, L.P.

By:	Wayzata Offshore GP, LLC, its General Partner

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name: Title:	John D. McEvoy Authorized Signatory

WAYZATA RECOVERY FUND, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name: Title:	John D. McEvoy Authorized Signatory